UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2014 (April 16, 2014)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2014, at the 2014 annual meeting of stockholders (the “Annual Meeting”) of Asbury Automotive Group, Inc. (the “Company”), the holders of the requisite number of shares of the Company’s common stock approved an amendment to the Bylaws of the Company (the “Bylaws”) to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company (the “Exclusive Forum Bylaw Provision”). As a result of such approval, the Bylaws were amended, effective as of such date, to include the Exclusive Forum Bylaw Provision.

A copy of the Bylaws, as so amended, is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 16, 2014, the Company held its Annual Meeting. The matters upon which the stockholders voted were:

(i) election of two nominees to Class III of the Board of Directors to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

(ii) approval of the Exclusive Forum Bylaw Provision;

(iii) approval of the Company’s Amended and Restated Key Executive Incentive Compensation Plan;

(iv) advisory approval of the compensation of the Company’s named executive officers; and

(v) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The Company’s two nominees to Class III of the Board of Directors were each elected, and each of the Exclusive Forum Bylaw Provision, the Company’s Amended and Restated Key Executive Incentive Compensation Plan, the advisory vote on the compensation of the Company's named executive officers, and the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014, were approved, with the voting results as follows:

(1) The election of two nominees to Class III of the Board of Directors to hold office until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Juanita T. James	27,048,046	84,585	1,829,936
Craig T. Monaghan	27,065,593	67,038	1,829,936

(2) The approval of the Exclusive Forum Bylaw Provision:

For	16,841,106
Against	10,286,154
Asbtain	5,371
Broker Non-Votes	1,829,936

(3) The approval of Company’s Amended and Restated Key Executive Incentive Compensation Plan:

For	26,664,847
Against	463,959
Asbtain	3,825
Broker Non-Votes	1,829,936

(4) The advisory approval of the compensation of the Company’s named executive officers:

For	26,703,933
Against	424,762
Asbtain	3,936
Broker Non-Votes	1,829,936

(5) The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014:

For	28,947,695
Against	13,197
Abstain	1,675
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	By-Laws of Asbury Automotive Group, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 21, 2014	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-Laws of Asbury Automotive Group, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 21, 2014	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Vice President, General Counsel and Secretary